                                                                   EXHIBIT 10.24

                            FIRST AMENDMENT TO THE
                              NEW GRANCARE, INC.
                    OUTSIDE DIRECTORS STOCK INCENTIVE PLAN



   THIS FIRST AMENDMENT is made on the _______ day of ___________, 1997, by GRANCARE, INC., a Delaware corporation (the "Primary Sponsor").


                                 INTRODUCTION:
                                 ------------


   The Primary Sponsor maintains the New GranCare, Inc. Outside Directors Stock Incentive Plan (the "Plan"), effective February 12, 1997.

   The Primary Sponsor has changed its name from New GranCare, Inc. to GranCare, Inc. and now desires to amend the Plan to reflect the new name of the Primary Sponsor.

   NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective as of February 12, 1997, so that the Plan will hereinafter be referred to as the GranCare, Inc. Outside Directors Stock Incentive Plan and each reference contained in the Plan to the New GranCare, Inc. Outside Directors Stock Incentive Plan will be deemed to be a reference to the GranCare, Inc. Outside Directors Stock Incentive Plan.

   Except as specifically amended by this First Amendment, the Plan will remain in full force and effect as prior to this First Amendment.

   IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as the day and year first above written.


                                                GRANCARE, INC.


                                                By:
                                                   ----------------------------

                                                Title:
                                                      -------------------------

ATTEST:

By:
   --------------------------

Title:
      -----------------------


     [CORPORATE SEAL]



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